EXHIBIT 10.10

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Security Agreement") is made as of December 6, 2004, by and between Strategic Equity Corp., or its assigns ("Secured Party"), and Swiss Medica, Inc., a Delaware corporation ("Debtor").

      1. Obligations Secured. The security interest granted by this Security Agreement shall secure payment of all sums due to Secured Party ("Secured Debt") under the Secured Promissory Note in the principal amount of $300,000 CAD ("Note") issued by Debtor in favor of Secured Party dated on or about the date hereof, and payment of all sums due to Secured Party under the Secured Promissory Note to be issued by Debtor to Secured Party on or before January 3, 2005, as provided in that certain Note and Warrant Purchase Agreement (the "Purchase Agreement") entered into between Debtor and Secured Party on or about the date hereof, if such Note is issued (the "January Note").

      2. Grant of Security Interest. Debtor does hereby grant to Secured Party a security interest in all of Debtor's real and personal property, including, but not limited to, its cash deposits, accounts receivables, patents, trademarks, general intangibles, inventory and equipment (the "Collateral"). The Debtor grants this security interest as priority over any other parties that may seek similar security from the Debtor until such time that the Note or any other sums due to Secured Party are repaid in full.

      3. Covenants of Debtor. Debtor hereby covenants that:

            (a) Debtor shall not, without the prior written consent of Secured Party, sell, assign, lease, or otherwise dispose of the Collateral, or any part thereof or any interest therein, except in the ordinary course of business;

            (b) Debtor shall not do, or permit or suffer to be done, anything that may impair the value of the Collateral or the security intended to be effected hereby and shall use its best efforts to preserve, protect and enhance the value of the Collateral;

            (c) Debtor shall from time to time make, execute, acknowledge and deliver all such further documents, instruments and assurances as may be requested by Secured Party to perfect or preserve the security interest created by and to carry out the intent of this Security Agreement, and hereby authorizes Secured Party to file financing statements and amendments thereto, copies of which Secured Party will provide to Debtor upon filing, relating to all or any part of the Collateral where desirable in Secured Party's judgment to perfect the security interest granted herein without the signature of Debtor (where permitted by law);

            (d) Debtor shall keep and cause to be kept accurate and complete records of the Collateral and its proceeds, which Collateral and records will be made available for inspection at Debtor's premises by Secured Party.

      4. Events of Default. Upon default by Debtor under the Note or the January Note (if issued), Secured Party may declare all amounts due under such note immediately due and payable, and may exercise all rights granted to secured parties under applicable law.


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      5. Successors and Assigns.  This Security  Agreement shall be binding upon successors and assigns of Debtor, and shall inure to the benefit of the successors and assigns of Secured Party.

      6. Severability. The unenforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

      7. Notice. Any notice or communication required to be given hereunder may be delivered by hand, deposited with an overnight courier, sent by confirmed facsimile, or mailed by registered or certified mail, to the addresses or facsimile numbers of the parties set forth in the signature pages below. Notice shall be deemed received on the date sent if sent by facsimile or personal delivery; three days after the date sent if sent by registered or certified mail; and one day after the date it is sent by overnight courier.

      8. Entire Agreement. This Agreement contains the entire and complete understanding between the parties concerning its subject matter and all representations, agreements, arrangements and understandings between or among the parties, whether oral or written, have been fully merged herein and are superseded thereby, except for representations, agreements, arrangements and understandings between or among the parties made pursuant to the Note, the January Note (if issued), the Purchase Agreement and any other agreements entered into in connection therewith and herewith. This Agreement may be modified only by a writing signed by both parties.

      9. Governing Law; Attorney's Fees. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law. Upon default the breaching party agrees to pay to the non-breaching party reasonable attorneys' fees, plus all other reasonable expenses, incurred by the non-breaching party in exercising any of the non-breaching party's rights and remedies.

      10.  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

                         (Signatures on following page)


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                     (Signature page to Security Agreement)

      Debtor and Secured Party have caused this Security Agreement to be duly signed and delivered as of the date first written above.


                                      SWISS MEDICA, INC.



                                      By: /s/ Raghu Kilambi
                                          --------------------------------------
                                          Raghu Kilambi, Chief Executive Officer

                                          Swiss Medica, Inc.
                                          53 Yonge Street, 3rd Floor
                                          Toronto, Ontario, Canada  M5E 1J3
                                          Attention:  Raghu Kilambi

                                      STRATEGIC EQUITY CORP.



                                      By: /s/ David Bulloch
                                          --------------------------------------
                                          David Bulloch,

                                          Strategic Equity Corp.
                                          Suite 300, 630 - 8th Avenue SW
                                          Calgary, Alberta  T2P 1G6
                                          Attn: David Bulloch


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